10 th Annual AeA Micro Cap Financial Conference May 6, 2008 OmniComm Systems, Inc. (OMCM) Exhibit 99.1

First in Functionality
TM
OmniComm Systems, Inc.
NOTICE REGARDING
FORWARD LOOKING STATEMENTS
Statements contained in this presentation, which are not historical facts, such as statements about prospective earnings, savings, revenues, operations, revenue and earnings growth and other financial results are forward-looking statements pursuant to the safe harbor provisions of  the Securities Litigation Reform Act of 1995. All  such forward-looking  statements including the statements contained herein regarding anticipated trends in the Company’s business are based  largely on management’s expectations and are subject to and qualified by risks and uncertainties that could  cause actual results to differ materially from those expressed or  implied by such statements.
These risks and uncertainties include, without limitation, competitive factors, outsourcing trends in the pharmaceutical industry,  levels of industry research and development spending, the rate of adoption of EDC solutions by clinical trial sponsors, the Company’s ability to continue to  attract and retain qualified personnel, the loss of any significant clients, the Company’s ability to increase contract volumes, the Company’s ability to raise capital at on favorable terms or without detrimental effect, and other factors described in the Company’s filings with the Securities and Exchange Commission including its Annual Report on Form 10-KSB and Quarterly Reports on Form 10-QSB.
The Company undertakes no duty to update any forward  looking statement to conform the statement to actual results or changes in the Company’s expectations.

First in Functionality
TM
OmniComm Systems, Inc.
Company Profile
OmniComm Systems is an eClinical software
and services company dedicated to helping the
world’s leading pharmaceutical, biotechnology,
medical device and research organizations
maximize the value of their clinical research
investments through the use of innovative and
cutting edge technologies.
OmniComm’s software application,
TrialMaster v4.0, automates the traditionally
inefficient paper-based approach to capturing
and processing clinical trial data by allowing
for web-based Electronic Data Capture (EDC).

First in Functionality
TM
OmniComm Systems, Inc.
Traditional Paper-Based Clinical Trial

- Clinical Study is defined
- Paper CRFs are printed

- Patients enter study
- Doctor fills patient
chart (source doc)

- Data is transcribed
from source doc to
patient CRFs

- Data entry is performed
by trained data entry
staff
Sponsor Company
Clinical
Database
Paper
CRFs
Site 3
Site 2
Site 1

- Paper CRFs are
shipped to all sites

- Completed CRFs
are verified and
shipped to sponsor

- Data errors are detected
- Sponsors query sites
for data clarifications

- Cycle of data collection and
clarification repeated to end of study
Data Data
Collection Collection
Cycle Cycle

First in Functionality
TM
OmniComm Systems, Inc.
OMCM’s
TrialMaster
Improved Process Using Electronic
Data Capture
Central
Clinical DB
Data Entry
Sites
Enter and Validate
over the Web
1
Define Study
2
Validate Centrally
3
Resolve discrepancies over the Web
4

U.S. Electronic Data Capture Adoption, 2003–2011

90
80
70
60
50
40
30
20
10
0
16
14
12
10
8
6
4
2
0
EDC adoption in new trials: Phase I–III (%)
Growth acceleration (%)
2003
2004
2005
2006
2007
2008
2009
2010
2011
EDC adoption in new trials: Phase I–III
Growth acceleration

U.S. Electronic Data Capture Spending by Segment, 2006–2011

700
600
500
400
300
200
100
0
($M)
2006
2007
2008
2009
2010
2011
Phase IV and non-IND spending
Phase III spending
Phase II spending
Phase I spending

First in Functionality
TM
OmniComm Systems, Inc.
EDC Adoption and Growth
Source: 2007 Health Industry Insights Report
Spending on EDC solutions is expected
to increase at a 14.7% CAGR and total
more than $3.1B for 2006 -2011.
60% of all new clinical trials (Phases I-
III) are expected to use EDC in 2008.

First in Functionality
TM
OmniComm Systems, Inc.
eClinical Market Adoption Rate (U.S. only)
$1.8B $1.5B $1.2B $900M $600MM $500MM eClinical Total
Market
(3)
9,000 7,500 6,000 4,500 3,000 2,500 # of Trials Using
EDC
(2)
90% 75% 60% 45% 30% 25% eClinical
Adoption Rate
(1)
2010 2009 2008 2007 2006 2005
(1) Health Industry Insights, 2007
(2) Clinicaltrials.gov – assumes 10,000 trials per year in U.S.
(3) Assumes $200,000 in eClinical trial spending
FDA is pushing for increased regulation in the clinical trial process
FDA deadlines for electronic submissions are likely in near term
FDA may require post-approval studies for post-market drug safety

First in Functionality
TM
OmniComm Systems, Inc.
OMNICOMM CORPORATE OVERVIEW
(OTCBB: OMCM)
•
Company commenced EDC operations in February 1999
• 85 employees today
• Headquartered in Ft. Lauderdale with offices in Germany and Russia
•
TrialMaster ™ is OMCM’s proprietary EDC platform
• Version 4.0 released early 2007
• OC Connect (Oracle Bridge) released June 2007
•
TrialMaster is now available under both an ASP and Technology Transfer models
•
OmniComm has run over 200 clinical trials across every continent with over
80 customers
•
Client and contract base is growing rapidly
•
Company has attracted top experienced sales reps from well known EDC competitors

First in Functionality
TM
OmniComm Systems, Inc.
EDC Drives Clinical Trial Improvements
Clinical Trials – crucial to success in R&D for Life Sciences organizations
EDC is a classic disruptive technology and the market is poised for explosive growth
Health Industry Insights predicts that at the end of 2007 approximately 45% of all new clinical trials used EDC and that that number will grow to over 80% in next 3 years
Principle Benefits of EDC:
• Reduces clinical development timelines
• Reduces costs of running clinical trials
• Increased visibility enables faster go/no-go decisions
FDA is pushing for increased regulation in the clinical trial process
• FDA deadlines for electronic submissions are likely in near term
• FDA may require post-approval studies to monitor post-market drug safety
Opportunity exists for a competitively advantaged firm to capture the growing market share of EDC products and services

OMNICOMM SYSTEMS

OMNICOMM SYSTEMS	●	●	●	●	●	●	●
PHASE•FORWARD	●				●		●
etrials	●	●	●				
Phoenix Data Systems	●	●	●	●			
MediData	●	●				●	
DATATRAK INTERNATIONAL	●		●				●
ORACLE	●				●		●

Page 10 First in Functionality TM OmniComm Systems, Inc. Full Coverage Across Entire eClinical Spectrum EDC ePRO Imaging Safety, Handling IVR eProtocol Design Coding

First in Functionality
TM
OmniComm Systems, Inc.
OmniComm’s EDC Platform – TrialMaster
®
Track Adverse
Events
Improve Trial
Administration
Enforce Consistent
Worldwide Standards
Capture Clinical Data
from Investigative Sites
Coordinate with
Partners
• Integrate safety and other trial data to manage
compliance or handle spontaneous events
• Integrate safety and other trial data to manage
compliance or handle spontaneous events
• Give all personnel access to real-time information
• Handle additional workload with fewer people
• Give all personnel access to real-time information
• Handle additional workload with fewer people
• Setup studies rapidly
• Exchange data more easily across disparate
clinical systems
• Setup studies rapidly
• Exchange data more easily across disparate
clinical systems
• Reduce delays and errors associated with paper
• Centralize all data to increase availability
• Reduce delays and errors associated with paper
• Centralize all data to increase availability
• Import and assimilate CRO data
• Import and assimilate CRO data
Key Benefits
Capability

First in Functionality
TM
OmniComm Systems, Inc.
Competitive Advantages
Flexible
Connectivity
Clinical
Experience
Unparalleled
Customer
Service
Accelerating
Momentum
Robust
Features
Cost
Competitive
Position
• Flexible EDC Solution offers multiple platform support (Oracle, SQL)
• In addition to our experienced management team, our employees bring years of clinical expertise- last 15 hires have over 160 years experience
• OmniComm may be a software company, but our value-add comes from the continually high level of customer service that exceeds expectations
• Each successful engagement opens the door for further clinical trial penetration. As new customers complete Phase I trials, we are experiencing increased repeat business for Phases II - IV
• Our on-demand system provides immediate access to all clinical data.
Enhanced functions include medical coding, inventory management, safety, CTMS and other features not typical in most EDC systems.
• Due to our innovative Trial Design tool, OMCM operates at higher gross margins than our competition, allowing us to pass on a competitive price to our customers.

First in Functionality
TM
OmniComm Systems, Inc.
Scalable Business Model
•OMCM Offers EDC under a “Crawl, Walk, Run”
Basis
•Three Business Models Provides Opportunity to Service Broader Scope of the
Clinical Trial Industry
Applicable for larger
customers that will internally
host all data and design the
initial study build:
Designed to allow client to
bring study Admin and Set-
up services in-house, yet
continue to host critical data
with OmniComm:
Provides turnkey EDC
application, with a fully
hosted system on
OmniComm’s servers:
Application Service
Provider (“ASP”)
Technology
Transfer
Technology
Transition
Initial Study Build
Hosting
Maintenance
Rev. recognized ratably
over life of trial
On-Site Training
Cooperatively built study
program
Hosting
Maintenance
Implementation
Training and support
Project consulting

First in Functionality
TM
OmniComm Systems, Inc.
OmniComm’s Milestones
1999 – OmniComm Systems, Inc. formed as a post-merger entity in February 1999; headquartered in Ft.
Lauderdale, Florida
2000 – TrialMaster Version 2.0 released
2002 –
TrialMaster Version 3.0 released
2004 – Phase I specific TrialMaster product developed for improved productivity, responsiveness, data accuracy and reduced trial time
2005 – TrialMaster Archive module is developed to allow sponsors to view all trial data in its originally captured format
2006 – OmniComm opens European Office and begins ramping up
2007 – Version 4.0 released Integration success stories w/ Oracle
Clinical, SAS, CDISC, HL7, PHT’s
LogPad™
and FastTrack
Systems, Inc. TrialSpace Designer™
1H’08 – Over $3 MM in contracts are booked in Q1, representing an increase in bookings of 40% from Q1 last year
$1.5 MM
Enterprise Transaction

First in Functionality
TM
OmniComm Systems, Inc.
Strategic Focus
•
OmniComm’s strategy has been to focus on the underserved small to medium trial sponsor market
•
New capabilities and technology has now allowed us to support the larger pharma & CRO market as well
– Global Operations/Support
– Integration with Oracle Clinical
•
CRO Partnership Program extends Business Development presence
•
Expanded Business Model allows OMCM to generate ASP/Hosted Services &
Technology Transfer Revenue
•
Entry at earlier phases (I and II) increases potential for larger Phase III and
IV trials
– New technology gives OMCM an edge in Phase I trials
– Partnership with Logos (Phase I data capture solution)
•
Continue expansion into the European trial market

First in Functionality
TM
OmniComm Systems, Inc.
Recent Highlights
2
10
Medical
Device
388K
185K
Average
Deal
Size in $
2 0 4 2 8 3.1
Q1 Fiscal
2008
5 19 13 8 55 10.2
Fiscal 2007
Academic
& Other CRO
Bio-
Tech Pharma
# of
New
Trials
Contract
$ in MM’s
We entered into 18 CRO Partnership Agreements in Fiscal 2007 and
4 Agreements Year-to-Date in Fiscal 2008

First in Functionality
TM
OmniComm Systems, Inc.
Recent Highlights
Major Highlights
Valeant Pharmaceuticals
Chooses OmniComm over 6 Competing EDC Companies
due to clear distinction in services and support
Major West Coast Biopharmaceutical Company
5 year, 1.5 million Enterprise
Finalist in the National Cancer Institute’s (NCI) EDC Evaluation
OMCM partners with Logos Technologies to create an integrated solution with
ALPHADAS®, the premier electronic data capture solution designed specifically for
Phase I clinical trials

First in Functionality
TM
OmniComm Systems, Inc.
Experienced Management Team – 110 Years
All OMCM 8
Ronald Linares
CFO
Organon, Duphar (Solvay), DMV
41
Cornelis Wit,
President & CEO
Industry Related Experience 110 Years of
Experience
All OMCM 9
Randall Smith
Chairman & CTO
Oracle, PHT Corp, Clinical Data Solutions,
Pfizer
17
Stephen Johnson
COO
Eli Lilly, Johnson & Johnson, Sanofi, Kos
Pharma
15
Sondra Smyrnios
SVP Clinical Operations
Oracle, Business Edge Solutions,
First Consulting Group
20
Ken Light
SVP Professional Services

Financial Overview Ron Linares, Chief Financial Officer

First in Functionality
TM
OmniComm Systems, Inc.
Long-term Growth Strategy
Engage smaller Phase I contracts; secure Follow-on
Unveil TrialMaster v4
Leverage for larger Phase II, III contracts
Emphasize Clinical expertise and ease of integration with industry partners
Expand Profitable
Growth
Further Penetrate
Customer Base
Build a Competitive
Position
Int’l Expansion; Acquisition
Secure Short-term Clients
Penetrate Fortune 100 Sponsors via Licensing Model
Growth Phases

First in Functionality
TM
OmniComm Systems, Inc.
Financial Highlights, FY’07
0
5000
10000
15000
20000
25000
30000
35000
40000
45000
Dec-06 Mar-07 Jun-07 Sep-07 Dec-07 Mar-08
Total Pipeline Probability Adjusted
Sales Pipeline 2006 – Q1 2008
In MM’s

First in Functionality
TM
OmniComm Systems, Inc.
Summarized Operations
% of % of
2007 Revenues 2006 Revenues
Total revenues 3,723,841 $            2,763,039 $
Cost of sales 1,033,824 27.8% 969,323 35.1%
Gross margin 2,690,017 72.2% 1,793,716 64.9%
Salaries, benefits and related taxes 5,886,663 158.1% 3,986,311 144.3%
Total Operating Expenses 7,906,033 212.3% 5,525,422 200.0%
Operating Loss (5,216,015) $           (3,731,706) $
G & A Investments
Clinical Personnel 487,904 100,404
Professional Services Personnel 148,729 0
Recruiting Fees 212,514 376,152
European Operations 329,368 191,300
R & D 917,000 742,000
FAS 123 Option Expense 980,823 786,703
3,076,338 2,196,559
Deferred Revenues 2,632,274 1,643,566
For the years ended December 31,

Page 23 First in Functionality TM OmniComm Systems, Inc. Revenue Segmentation – by Client Type 18% 31% 22% 18% 11% Pharmaceutical Bio-Tech Medical Device CRO Academic & Other

Q1 2005
Q2 2005
Q3 2005
Q4 2005
Q1 2006
Q2 2006
Q3 2006
Q4 2006
Q1 2007
Q2 2007
Q3 2007
Q4 2007
Q1 2008

Page 24 First in Functionality TM OmniComm Systems, Inc. Contract Growth $0 $750,000 $1,500,000 $2,250,000 $3,000,000 $3,750,000

First in Functionality
TM
OmniComm Systems, Inc.
Average Trial Size – by Trial Phase
N/A 159,707 N/A Phase IV
536,324 277,638 222,691 Phase III
530,172 133,917 156,939 Phase II
92,469 96,102 77,686 Phase I
2008 2007 2006
Realizing pricing power in Fiscal 2008 in Phase II and Phase III segment of the clinical trial market

First in Functionality
TM
OmniComm Systems, Inc.
Capital Structure, Cash and Sustainability
OTC Bulletin Board: OMCM
Stock Price: $0.54
52 Week Range: $0.71 - $0.48
Market Cap: $40MM
Fully Diluted Market Cap: $54MM
Common Stock 74,701,008
Series A Preferred Stock 2,810,149
(1)
Secured Convertible Debt 3,977,563
(2)
Warrants & Options 17,925,890
(3)
99,414,610
(1) Assumes conversion at $1.50/share.
(2) Assumes conversion at $0.595/share.
(3) Exercise price of Warrants and Options range from $0.25 to $0.75 per share.

First in Functionality
TM
OmniComm Systems, Inc.
Capital Relationships
Closed Secured Convertible Debt round of financing on 2/29/08
• $2.25 MM Convertible at $0.595/share
• 75% Warrant Coverage at $0.75/share
Strong Existing Relationship with Noesis Capital
• Boca Raton, FL based Placement Agent & Money Management
Firm
• Funding of Approximately $16.5 in Debt and Equity since 1999

First in Functionality
TM
OmniComm Systems, Inc.
Investment Highlights
•
Company culture focused on providing the best Customer
Service separates OmniComm from its peers and creates
substantial value
•
Invaluable to the customization process of working with
customers and anticipating problem areas for EDC
implementation
•
Innovative and Customizable EDC Product within an
aggressively growing market
•
Compiled team with extensive industry knowledge, including
top sales reps from well-known software, healthcare and
competing EDC firms
•
Industry is still fragmented, and the ability to gain traction within the small and midsize markets positions the company to begin engaging larger clinical organizations
•
Operational in the U.S., Germany and Russia with support
services available in six languages covering the largest 98% of clinical trial providers
Industry
Growth
Customer
Service
Clinical
expertise
International
Platform
Experienced
Management
Sales
Momentum

First in Functionality
TM
OmniComm Systems, Inc.
Thank You
For more information, please contact:
Stephen Johnson, Ronald Linares,
Chief Operating Officer Chief Financial Officer
sjohnson@omnicomm.com rtlcfo@omnicomm.com
OmniComm Systems, Inc.
954-473-1254